UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2015

FALCONRIDGE OIL TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54253	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17-120 West Beaver Creek Rd., Richmond Hill, Ontario, Canada		L4B 1L2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (905) 771-6551

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Item 8.01 Other Items

On October 9, 2015, our board of directors and a majority of our stockholders approved an increase of our authorized capital from 450,000,000 shares of common stock, par value $0.001 to 4,000,000,000 shares of common stock, par value $0.001.

A Certificate of Amendment to effect the change of name and increase to our authorized capital was filed with the Nevada Secretary of State on November 5, 2015, with an effective date of November 5, 2015.

The increase in authorized capital is effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCONRIDGE OIL TECHNOLOGIES, CORP.

/s/ Mark Pellicane
Mark Pellicane
Principal Executive Officer and Director

November 16, 2015